UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 20, 2026
Sprouts Farmers Market, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36029	32-0331600
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
5455 E. High Street, Suite 111
Phoenix, Arizona 85054
(Address of principal executive offices and zip code)
(480) 814-8016
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	SFM	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 20, 2026, Sprouts Farmers Market, Inc. (the “Company”) held its annual meeting of stockholders ("Annual Meeting") to consider and vote upon the following proposals: (1) to elect two Class I directors to serve until the 2027 annual meeting of stockholders or until their successors are duly elected and qualified; (2) to vote on a non-binding advisory resolution to approve the compensation of the Company’s named executive officers for fiscal 2025 (commonly referred to as “say-on-pay”); (3) to vote on a non-binding advisory proposal on the frequency of future say-on-pay votes (“say-on-frequency”); and (4) to ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending January 3, 2027.
Set forth below are the final voting results for each proposal submitted to a vote of the stockholders at the Annual Meeting. For more information on the following proposals, see the Company’s 2026 Proxy Statement.
Proposal 1: Election of the two Class I directors listed below to serve for a one-year term expiring at the Company’s 2027 annual meeting of stockholders. Each director nominee was duly elected.

Nominee	For	Withheld	Broker Non-Votes
Joel D. Anderson	75,150,044	1,721,743	7,043,924
Terri Funk Graham	72,609,684	4,262,103	7,043,924

Proposal 2: Advisory vote on the compensation paid to the Company’s named executive officers for fiscal 2025. This proposal was approved.

For	Against	Abstain	Broker Non-Votes
72,173,806	4,547,676	150,305	7,043,924

Proposal 3: Advisory vote on the frequency of future votes on executive compensation. The say-on-frequency option that received the majority of votes cast was “one year”.

One Year	Two Years	Three Years	Abstain
74,207,691	24,847	2,480,289	158,960

After considering the preferences expressed at the Annual Meeting, the Board has determined to continue to hold future non-binding, advisory votes on the compensation paid to its named executive officers every year, so that the next such vote will be held at its 2027 annual meeting of stockholders. Under Section 14A(a)(2) of the Securities Exchange Act of 1934, as amended, the Company will hold another vote on the frequency of the vote regarding the compensation paid to its named executive officers no later than its 2032 annual meeting of stockholders.

Proposal 4: Ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s 2026 fiscal year. This proposal was approved.

For	Against	Abstain	Broker Non-Votes
82,292,032	1,549,962	73,717	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPROUTS FARMERS MARKET, INC.

Date: May 21, 2026	By:	/s/ Brandon F. Lombardi
	Name:	Brandon F. Lombardi
	Title:	Chief Legal Officer and Corporate Secretary